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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported): July 18, 2003

                           CENTRAL FEDERAL CORPORATION
             (Exact name of registrant as specified in its charter)



          Delaware                       0-25045              34-1877137
(State or other jurisdiction of        (Commission          (IRS employer
incorporation or organization)         file number)      identification number)



601 Main Street, Wellsville, Ohio               43968          (330) 531-1517
(Address of Principal Executive Offices)     (Zip Code)      (Telephone Number)
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Item 5   Other Events and Required FD Disclosure

        On July 18, 2003, the registrant issued a press release announcing that it had sold 327,500 shares of its common stock in a private placement. The gross sales proceeds were approximately $3.2 million. A copy of the press release is included as Exhibit 99 to this Current Report on Form 8-K.

Item 7   Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)  Exhibits

                99 Press release made on July 18, 2003 announcing the sale of 327,500 shares of the registrant's common stock in a private placement

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   CENTRAL FEDERAL CORPORATION


Dated: July 18, 2003                               By: /s/ David C. Vernon
                                                      ---------------------
                                                       David C. Vernon
                                                       President